SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 1, 1999


                            AMERICAN TELECASTING, INC
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-23008                                          54-1486988
 (Commission File Number)                 (I.R.S. Employer Identification No.)

  5575 Tech Center Drive, Suite 300                        80919
  Colorado Springs, Colorado
  (Address of Principal Executive offices)              (Zip Code)


                              (719) 260-5533
            (Registrant's Telephone Number, Including Area Code


 Item 5.  Other Events.

 On June 1, 1999, American Telecasting, Inc. (the "Company") received notification that the Federal Trade Commission had granted early termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act applicable to its pending acquisition by Sprint Corporation.

 As previously announced, on April 26, 1999, the Company, Sprint
 Corporation, a Kansas corporation ("Sprint"), and DD Acquisition, Corp., a Delaware corporation and a wholly owned subsidiary of Sprint
 ("Acquisition"), entered into an Agreement and Plan of Merger, pursuant to which Acquisition would be merged with and into the Company, with the Company being the surviving corporation of such merger.


 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


 (c)      Exhibits


 Exhibit No.    Exhibit



 99.1          Press Release dated June 1, 1999




                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMERICAN TELECASTING, INC.



                                    By:  /s/  David K. Sentman
                                       -------------------------------------



 Date:  June 2, 1999                Name: David K. Sentman

                                    Title: Senior Vice President and Chief
                                    Financial Officer




                                  EXHIBIT INDEX


 Exhibit No.    Exhibit



 99.1           Press Release dated June 1, 1999